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                                                                    EXHIBIT 32.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350



In connection with the Quarterly Report of SIFCO Industries, Inc. ("Company") on Form 10-Q for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Jeffrey P. Gotschall, Chairman of the Board and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        /s/  Jeffrey P. Gotschall
                                        -------------------------
                                             Jeffrey P. Gotschall
                                             Chairman of the Board and
                                             Chief Executive Officer
                                             February 6, 2004







Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to SIFCO Industries, Inc. and will be retained by SIFCO Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

















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